MFS(R)/SUN LIFE SERIES TRUST

                        GLOBAL TELECOMMUNICATIONS SERIES

                                       And

                         GLOBAL ASSET ALLOCATION SERIES

                      Supplement to the Current Prospectus

The Board of Trustees of the MFS/Sun Life Series Trust (the "Trust"), has approved the proposed reorganization of the Global Telecommunications Series (an "Acquired Fund") into the Technology Series (an "Acquiring Fund") and the Global Asset Allocation Series (an "Acquired Fund") into the Global Total Return Series (an "Acquiring Fund"), each of which are series of the Trust. The proposed transactions are still subject to approval by shareholders of the Global Telecommunications Series and the Global Asset Allocation Series, respectively, at shareholders' meetings expected to be held in July. The reorganizations are separate transactions and the consummation of either reorganization does not depend on the approval of the other. No assurance can be given that the reorganizations will occur.

Under the proposed transactions, each Acquired Fund's assets and liabilities would be transferred to the corresponding Acquiring Fund in return for shares of that Acquiring Fund with equal total net asset value on the transfer date. These Acquiring Fund shares would be distributed pro rata to shareholders of the Acquired Fund in exchange for their Acquired Fund shares. Current Acquired Fund shareholders would thus become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund with a total net asset value equal to that of their shares of the Acquired Fund at the time of the reorganization. The proposed transactions are expected to be free of federal income taxes to the Acquired Fund and its shareholders, as well as to the Acquiring Fund.

More specific information about each transaction is set forth below:

Acquisition of the Global Telecommunications Series by the Technology Series

The investment objective of the Technology Series is capital appreciation.

Both the Global Telecommunications Series and Technology Series seek to achieve their goals by investing, under normal circumstances, at least 80% of their net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of issuers that, for the Global Telecommunications Series, are telecommunications companies or, for the Technology Series, are companies that MFS believes will benefit from technological advances and improvements. Each Series may invest in companies of any size.

The  primary  difference  between  the  Global   Telecommunications  Series  and
Technology Series is that the Global Telecommunications Series generally limits its investments to telecommunication
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companies.  The Technology Series invests in  telecommunication  companies,  but also may invest in companies in other industries that MFS believes will benefit from technological advances and improvements. These companies may be in
industries   such   as   computer   software   and   hardware,   semiconductors,
minicomputers, peripheral equipment, scientific instruments, pharmaceuticals, environmental services, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology and health care and
medical  supplies.  In  addition,  the  Global   Telecommunications   Series  is
"non-diversified," which means that it may invest a relatively high percentage of its assets in a small number of issuers. The Technology Series is "diversified," but it is permitted to invest a relatively large percentage of its assets in a single issuer compared to other funds managed by MFS.

Acquisition of the Global Asset Allocation Series by the Global Total Return Series

The investment objective of the Global Total Return Series is to seek total return by investing in securities which provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.

Both the Global Asset Allocation Series and the Global Total Return Series seek to achieve their goals by investing in a combination of equity and debt securities of U.S. and non-U.S. issuers. The equity securities in which the Series may invest include common stocks and related securities, such as preferred stock, convertible securities, warrants and depositary receipts. The fixed income securities in which the Series may invest include U.S. government securities, corporate bonds and high yield fixed income securities. Each Series may invest in fixed income and equity securities of issuers in developed and emerging markets.

The Global Total Return Series invests at least 40%, but not more than 75%, of its net assets in global equity securities, and at least 25% of its net assets in global fixed income securities, while the Global Asset Allocation Series, under normal conditions, invests at least 30% of its total assets in equity securities. Each Series varies the percentage of its assets invested in any asset class in accordance with MFS' interpretation of economic and market conditions, fiscal and monetary policy and underlying security values. Each Series also has the ability to vary the percentage of its assets invested abroad and denominated in foreign currencies in accordance with MFS' view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.

The primary difference between the Global Asset Allocation Series and the Global Total Return Series is that the Global Asset Allocation Series may invest a substantial amount of its assets in issuers located in a single country or a limited number or countries, while the Global Total Return Series generally is invested in issuers located in a number of different countries. In addition, the Global Asset Allocation Series may invest in lower rated bonds ("junk bonds") and derivative instruments, such as futures, options and swaps, to a greater extent than the Global Total Return Series. Also, the Global Asset Allocation Series may invest in municipal securities to a greater extent than the Global Total Return Series.
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Further Information

A full description of the Technology Series and the Global Total Return Series, and the terms of each proposed reorganization, will be contained in a combined prospectus/proxy statement for each such Series to be mailed to shareholders of the Series in June.

                  The Date of this Supplement is May 15, 2003.